                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 6, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          California                     000-23993                33-0480482
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

ITEM 5.  OTHER EVENTS


         On November 6, 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The sole purpose of this amendment is to correct a minor typographical error in paragraph two on page two of the release.


ITEM 7.  EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  99.1  Press Release dated November 6, 2000, of the Registrant.

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BROADCOM CORPORATION,
                                       a California corporation


November 8, 2000                       By:  /s/ WILLIAM J. RUEHLE
                                            ------------------------------------
                                                William J. Ruehle
                                                Vice President and
                                                Chief Financial Officer

                                       By:  /s/ SCOTT J. POTERACKI
                                            ------------------------------------
                                                Scott J. Poteracki
                                                Corporate Controller and
                                                Senior Director of Finance
                                                (Principal Accounting Officer)

                                 EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------

     99.1           Press Release dated November 6, 2000, of the Registrant.